UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 oR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2020

CF Industries Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32597	20-2697511
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Parkway North, Suite 400 Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  847 405-2400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
common stock, par value $0.01 per share	CF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

CF Industries Holdings, Inc. (the “Company”) held its 2020 annual meeting of shareholders (the “Annual Meeting”) on May 20, 2020. The final voting results for the matters submitted to a vote of the Company’s shareholders at the Annual Meeting are as follows:

1.	Election of directors (each of the persons named below was elected at the Annual Meeting to serve for a one-year term expiring at the next annual meeting of shareholders and until his or her successor is duly elected and qualified):

Nominees	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Javed Ahmed	172,356,459	1,206,845	47,723	11,271,370
Robert C. Arzbaecher	166,598,275	6,857,994	154,758	11,271,370
William Davisson	167,826,841	5,633,918	150,268	11,271,370
John W. Eaves	172,232,559	1,334,350	44,118	11,271,370
Stephen A. Furbacher	169,665,125	3,898,898	47,004	11,271,370
Stephen J. Hagge	171,751,242	1,670,296	189,489	11,271,370
Anne P. Noonan	172,436,707	1,120,763	53,557	11,271,370
Michael J. Toelle	171,543,013	2,018,488	49,526	11,271,370
Theresa E. Wagler	172,161,942	1,405,266	43,819	11,271,370
Celso L. White	172,438,977	984,891	187,159	11,271,370
W. Anthony Will	172,270,752	1,295,374	44,901	11,271,370

2.	Approval of an advisory resolution regarding the compensation of the Company’s named executive officers:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
166,054,538	6,331,178	1,225,311	11,271,370

3.	Ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for 2020:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
178,525,841	6,288,077	68,479	NA

4.	Shareholder proposal regarding the right to act by written consent:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
72,406,157	100,848,827	356,043	11,271,370

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 22, 2020	CF INDUSTRIES HOLDINGS, INC.

		By:	/s/ Douglas C. Barnard
		Name:	Douglas C. Barnard
		Title:	Senior Vice President, General Counsel, and Secretary

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